UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2026
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PLIANT THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39303	47-4272481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 481-6770
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLRX	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Pliant Therapeutics, Inc. (the “Company”) was held on June 11, 2026. As of April 15, 2026, the record date for the Annual Meeting, there were 61,914,664 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2026: (i) to elect Bernard Coulie, M.D., Ph.D., MBA, Gayle Crowell, and Steve Krognes, MBA, as Class III directors of the Company to serve until the 2029 Annual Meeting of Stockholders and until their successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal (“Proposal No. 1”), (ii) to approve, by non-binding advisory vote, the resolution approving the compensation of the Company’s named executive officers (“Proposal No. 2”), and (iii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026 (“Proposal No. 3”). The vote results detailed below represent final results as certified by the Inspector of Elections.
Proposal No. 1: The Company’s stockholders approved the election of each of the aforementioned Class III director nominees to serve until the 2029 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. The voting results are as follows:

Nominee	For	Withhold
Bernard Coulie, M.D., Ph.D., MBA	18,824,540	11,807,308
Gayle Crowell	18,186,914	12,444,934
Steve Krognes, MBA	19,299,728	11,332,120
The broker non-votes for Proposal No. 1 totaled 11,895,135 shares of common stock.
Proposal No. 2: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results are as follows:

For	Against	Abstain
15,282,788	14,572,455	776,605
The broker non-votes for Proposal No. 2 totaled 11,895,135 shares of common stock.
Proposal No. 3: The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results are as follows:

For	Against	Abstain
41,710,604	747,140	69,239

There were no broker non-votes for Proposal No. 3.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLIANT THERAPEUTICS, INC.

Date: June 11, 2026	By:	/s/ Keith Cummings
Keith Cummings, M.D., MBA
Chief Financial Officer